Exhibit 10.3

THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY, AS WELL AS THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY, MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (II) IN THE ABSENCE OF AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS, AS EVIDENCED (IF REQUIRED BY THE COMPANY) BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT, OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND A BROKER REPRESENTATION LETTER, IN EITHER CASE AS MAY BE APPLICABLE) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE COMPANY AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THIS SECURITY, OR THE COMMON STOCK OF THE COMPANY UNDERLYING THIS SECURITY
ACCRETIVE HEALTH, Inc.
WARRANT
Warrant No. 1                                    Dated: February 16, 2016
Accretive Health, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, TCP-ASC ACHI Series LLLP or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of 60,000,000 shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an initial exercise price equal to $3.50 per share, at any time during the period (the "Exercise Period") commencing on the date hereof and terminating at 5:00 p.m., New York time on February 16, 2026 (the "Expiration Date"). This Warrant (this "Warrant") is issued pursuant to that certain Securities Purchase Agreement, dated as of December 7, 2015, by and among the Company, TCP-ASC ACHI Series LLLP, a Delaware limited liability limited partnership, and solely for purposes of the sections of such agreement specified therein, Ascension Health Alliance d/b/a Ascension Health (the "Purchase Agreement"). The term "Warrant Price" as used in this Warrant shall mean the exercise price per share at which Common Stock may be purchased at the time this Warrant is exercised. The Warrant Price and the number of Warrant Shares may be adjusted from time to time in accordance with Section 5.
1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the respective meanings given to such terms in the Purchase Agreement.
2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Warrant Register also shall set forth the address of the record Holder, as provided by such record Holder to the Company. The Company may deem and treat the registered Holder of record of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall register in the Warrant Register the exercise (pursuant to Section 4) or the transfer (pursuant to Section 6) of all or any portion of this Warrant.

3. Duration of Warrant. This Warrant may be exercised only during the Exercise Period. This Warrant, if not exercised on or before the Expiration Date, shall become void, and all rights thereunder and all rights in respect thereof under this Warrant shall cease at 5:00 p.m. New York time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date; provided that the Company shall provide at least 20 days' prior written notice of any such extension to the registered Holder of this Warrant.
4. Exercise of Warrant and Issuance of Warrant Shares
(a) Exercise. This Warrant may be exercised by the Holder hereof by surrendering it to the Company, with an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly executed, and by paying in full the Warrant Price for each full Warrant Share as to which this Warrant is exercised as follows (at the election of the Holder):
(i)with respect to the exercise of this Warrant on a "cash basis", by wire transfer of immediately available funds, in good certified check or good bank draft payable to the order of the Company; provided, that the Holder provides the information on the Exercise Notice that is reasonably necessary for the Company to issue the Warrant Shares in compliance with U.S. federal securities law;
(ii)with respect to the exercise of this Warrant on a "cashless basis" by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying this Warrant or any portion thereof being exercised (at the election of the Holder), multiplied by the difference between the Fair Market Value and the Warrant Price by (y) the Fair Market Value. "Fair Market Value" means (A) if at the time of exercise the Common Stock is listed or quoted for trading on the New York Stock Exchange, the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or any other national securities or over-the-counter exchange (each, an "Exchange"), then the average last sale price of a share of Common Stock for the ten trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant is sent to the Company (the "Exercise Date"); or (B) if at the time of exercise the Common Stock is not listed or quoted for trading on an Exchange, then the fair market value, of a share of Common Stock as shall be determined by the Board of Directors of the Company (the "Board") in its good faith judgment;
provided, however, that notwithstanding the foregoing, the issuance of shares of Common Stock or other securities upon the exercise of this Warrant shall be made without charge to the Holder for any issue in respect thereof; provided further, however if at any time the Common Stock is not a "covered security" under Section 18(b) of the Securities Act, the Company may, at its option, require the exercise of this Warrant to be made on a "cashless basis."
(b) Issuance of Common Stock on Exercise. As soon as practicable, but within 24 hours, after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is on a "cash basis" pursuant to Section 4(a)(i)), the Company shall issue to the Holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new warrant to purchase Common Stock, of like tenor, having the same date and form as this Warrant and otherwise having the same terms and conditions as this Warrant (any such new warrant, a "New Warrant"), for the number of Warrant Shares as to which this Warrant shall not have been exercised. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.
(c) Valid Issuance. All Common Stock issued or delivered upon the proper exercise of this Warrant shall be newly issued shares or shares held in treasury by the Company, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens and shall not be subject to any preemptive rights or similar rights and shall rank pari passu in all respects with other existing Common Stock. For purposes hereof, "Lien" means any mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such person or entity under any conditional sale, trust receipt or other title retention agreement with respect to any property or asset of such person or entity. At any time that this Warrant is outstanding, the Company shall cause to be maintained all authorizations required for the issuance of a number of shares of Common Stock which the Company may be liable to issue upon exercise of this Warrant from time to time remaining outstanding, in accordance with the terms and conditions of this Warrant.
(d) Date of Issuance. Each person or entity in whose name any certificate for Common Stock is issued shall for all purposes be deemed to have become the holder of record of such Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books are open. The Company shall, upon request of the Holder, use its reasonable best efforts to cause the ownership of the Warrant Shares to be recorded upon exercise in book entry form rather than through the issuance of physical stock certificates (provided that such book entry interests will continue to bear any required restrictive legends).
(e) Listing of Warrant Shares. In the time and manner required by any Exchange on which the Common Stock is listed or quoted for trading on the date in question (the "Trading Market"), the Company shall prepare and file with such Trading Market additional shares listing application covering all the Common Stock issuable upon exercise of this Warrant and shall use its reasonable best efforts to take all steps necessary to cause all of the Common Stock issuable upon exercise of this Warrant to be approved for listing on the Trading Market at all times.
5. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant, as well as the Warrant Price, are subject to adjustment from time to time as set forth in this Section 5.
(a) Split-Ups. If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock, or by a split-up or sub-division of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up, sub-division or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock, subject to the provisions of Section 5(g).
(b) Other Distributions. If, after the date hereof, the Company fixes a record date for making a distribution (a "Distribution") to the holders of its Common Stock or in connection with the liquidation, dissolution or winding up of the Company of any asset (including cash or evidence of its indebtedness) or security (including any subscription right) other than a distribution referred to in Section 5(a), then the Warrant Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Warrant Price in effect immediately prior to the reduction by the quotient of (i) the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date, minus the value of the Distribution (which shall be determined by the Board in its good faith judgment) applicable to one share of Common Stock divided by (ii) the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Warrant Price in effect immediately prior to the Distribution giving rise to this adjustment by (y) the new Warrant Price determined in accordance with the immediately preceding sentence. In the event that such Distribution is not so made, the Warrant Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to make such Distribution, to the Warrant Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed. For purposes herein, "Closing Sale Price" shall mean (i) if at the time of the Distribution, the Common Stock is listed or quoted for trading on an Exchange, the closing sale price of the Common Stock as quoted on such Exchange or (ii) if at the time of the Distribution, the Common Stock is not listed or quoted for trading on an Exchange, the Fair Market Value per share as shall be determined by the Board in its good faith judgment.

(c) Aggregation of Shares. If, after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock, subject to the provisions of Section 5(g).
(d) Replacement of Securities upon Reorganization, etc. In case of any recapitalization, reclassification or reorganization of the outstanding Common Stock (other than a change under Section 5(a), Section 5(b) or Section 5(c) or that solely affects the par value of such Common Stock), or in the case of any amalgamation, conversion, merger or consolidation of the Company with or into another corporation or other entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any change to the outstanding Common Stock), or in the case of any sale, lease, license, transfer or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, liquidated or wound up or any exchange or tender offer for equity securities of the Company (a "Reorganization Transaction"), the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such Reorganization Transaction that the Holder of this Warrant would have received if such holder had exercised his, her or its Warrant immediately prior to such event (the "Alternative Issuance"); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such Reorganization Transaction and the Holder fails to make an election, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Reorganization Transaction that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding Common Stock, the Holder of record of this Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if the Warrant holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 5. In case of any Reorganization Transaction, provision shall be made in such transaction so that the holders of this Warrant shall be entitled, but not obligated, to participate in whole or in part in such Reorganization Transaction directly by surrendering such Warrant in exchange for the kind and amount of shares of stock or other securities or property (including cash) receivable in such Reorganization Transaction applicable to this Warrant on an as-converted basis. If any recapitalization, reclassification or reorganization also results in a change in Common Stock covered by both Section 5(a) or Section 5(c) and this Section 5(d), then such adjustment shall be made pursuant to both Section 5(a) or Section 5(c) and this Section 5(d). The provisions of this Section 5(d) shall similarly apply to successive recapitalizations, reclassifications, reorganizations, amalgamations, conversions, mergers or consolidations, sales, leases, licenses, transfers, conveyances and other similar transactions, and the Company shall not effect any such transaction unless, prior to the consummation thereof, the successor person or entity (if other than the Company) resulting from such transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the majority in interest of the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such registered Holder shall be entitled to receive upon exercise of this Warrant held by them. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 5(d), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained herein instead of giving effect to the provisions contained in this Section 5(d) with respect to this Warrant.

(e) Warrant Price Adjustment. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 5(a) or Section 5(c), the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (ii) the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.
(f) Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of Warrant Shares issuable upon exercise of this Warrant, the Company shall give prompt written notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at the Warrant Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 5(a), 5(b), 5(c) or 5(d), the Company shall give written notice of the occurrence of such event to the Holder of record of this Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. In the event: (i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; (ii) of any recapitalization or reorganization of the Company, any reclassification of the Common Stock of the Company, any amalgamation, conversion, consolidation or merger of the Company with or into another person or entity, or sale, lease, license, transfer or conveyance of all or substantially all of the Company's assets to another person or entity; or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company shall send or cause to be sent to the Holder at least 20 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, or other right, and a description of such dividend, distribution or other right to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, amalgamation, conversion, consolidation, merger, sale, lease, license, transfer, conveyance, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such recapitalization, reorganization, reclassification, amalgamation, conversion, consolidation or merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to this Warrant and the Warrant Shares. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.
(g) No Fractional Shares. Notwithstanding any provision contained herein to the contrary, the Company shall not issue fractional shares upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 5, the Holder of record of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, at its option either (i) round up to the nearest whole number, the number of shares of Common Stock to be issued to the Holder or (ii) in lieu of such fractional share interests, pay to the Holder an amount in cash equal to the product obtained by multiplying (x) the fractional share interest to which the Holder would otherwise be entitled by (y) the Fair Market Value on the exercise date.
(h) No Change to Warrant. This Warrant need not be changed because of any adjustment pursuant to Section 5.
(i) Other Events. If any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 5 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 5, then the Board shall make an appropriate adjustment in the Warrant Price and the number of shares of Common Stock issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 5; provided, that no such adjustment pursuant to this Section 5(i) shall increase the

Warrant Price or decrease the number of shares of Common Stock issuable as otherwise determined pursuant to this Section 5 or otherwise adversely impact the Holder.
6. Transfers.
(a) Assignment Form; Registration. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to and only in accordance with Section 4 and the Investor Rights Agreement. The Company shall register any transfer, from time to time, of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed (each, an "Assignment Form"), to the Company at its address specified herein. Upon any such registration of transfer, a New Warrant evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of any New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of this Warrant.
(b) Opinion. In connection with any such transfer, upon reasonable request by the Company to such transferring Holder at the expense of such Holder, such Holder will give to the Company an opinion of counsel (which may be in-house counsel or outside counsel to such Holder or its investment adviser) in form and substance reasonably satisfactory to the Company to the effect that the proposed transfer of this Warrant may be effected without registration or qualification of this Warrant under the Securities Act or New York state securities law.
(c) Exchange of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange or transfer into different denominations, and thereupon the Company shall issue in exchange therefor one or more New Warrants as requested by the Holder of record of this Warrant so surrendered, representing an equal aggregate number of Warrant Shares, registered in the name of such surrendering holder.
(d) Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a fraction of a warrant.
(e) Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.
(f) Closing of Transfer Books. The Company will at no time close its transfer books against the transfer of this Warrant in any manner which interferes with the timely exercise hereof.
7. Other Provisions Relating to Rights of the Holder of this Warrant.
(a) No Rights as Stockholder; Limitation on Liability. This Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends or other distributions (except as provided in Section 5), exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.
(b) Lost, Stolen, Mutilated, or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a New Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such New Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

(c) Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued Common Stock that shall be sufficient to permit the exercise in full of this Warrant.
(d) No Impairment. The Company will not, by amendment of its governing documents or through any recapitalization, reclassification, reorganization, amalgamation, conversion, merger, consolidation, or through any sale, lease, license, transfer, conveyance of its assets, or through any other similar transactions, or through any dissolution, liquidation, winding up of the Company or through issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the registered Holders against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock issuable upon exercise of this Warrant above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares Common Stock upon the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.
(e) Further Assurances. The Company shall take such actions as are reasonably required in order for the Company to satisfy its obligations under this Warrant, including, without limitation, using reasonable best efforts in obtaining the approval of the holders of any class or series of capital stock or making any filings, in each case as required pursuant to applicable law or the listing requirements (if any) of any national securities exchange on which any class or series of capital stock is then listed or traded. The Company further agrees to cooperate with the Holders in the making of any filings under applicable law that are to be made by the Company or any Holder in connection with the exercise of the Holder’s rights under this Warrant.
8. Charges, Taxes and Expenses. The Company shall from time to time promptly pay any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense that may be imposed upon the Company in respect of the issuance or delivery of Common Stock to the registered holder thereof upon the exercise of this Warrant, including such taxes imposed pursuant to Section 4, but the Company shall not be obligated to pay any transfer taxes associated with transfers by the holder of this Warrant or Warrant Shares.
9. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns. The Company will not amalgamate, merge, convert or consolidate with or into, or sell, transfer, license or lease all or substantially all of its property or assets to, any other party unless the successor, transferee, licensee or lessee party, as the case may be (if not the Company), assumes (expressly or by operation of law) the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.
10. Notices. All notices, statements or other documents which are required or contemplated by this Warrant (including without limitation the delivery of any Exercise Notice or Assignment Form, the surrender of this Warrant and the issuance of any New Warrant) to be given, delivered or made by the Company or the Holder to the other shall be in writing (each a "Notice") and shall be: (a) delivered personally or by commercial messenger; (b) sent via a recognized overnight courier service; (c) sent by registered or certified mail, postage pre-paid and return receipt requested; or (d) sent by facsimile transmission, provided confirmation of receipt is received by sender and the original Notice is sent or delivered contemporaneously by an additional method provided in this Section 10; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:
If to the Company:
Accretive Health, Inc.
401 North Michigan Avenue, Suite 2700
Chicago, IL 60611
Attention: General Counsel

Facsimile: 312-277-6690
If to the Holder:
c/o TowerBrook Capital Partners L.P.
Park Avenue Tower
65 E. 55th Street, 29th Floor
New York, NY 10022
Attention: Glenn Miller
Facsimile: 917-591-4789

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 10. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

11. Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the Chancery Court of the State of Delaware and any state appellate court therefrom sitting in New Castle County in the State of Delaware (or, solely if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.
12. Persons Having Rights under this Warrant. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Warrant any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Warrant, each of whom is a third party beneficiary of this Warrant.
13. Effect of Headings. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.
14. Amendment and Waiver. All modifications or amendments, including any amendment to increase the Warrant Price, change the number of shares of Common Stock issuable upon exercise of this Warrant or shorten the Exercise Period, shall require the written consent of the Holder of this Warrant. Any consent hereunder and any amendment or waiver of any term of this Warrant by the Company must be approved in accordance with the Investor Rights Agreement. Notwithstanding the foregoing, the Company may extend the duration of the Exercise Period pursuant to Section 3 without the consent of the Holder of this Warrant.
15. Miscellaneous.
(a) This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warrant or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
(b) If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach or threatened breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company hereby agrees that the Holder shall not be required or otherwise obligated to, and hereby waives any right to demand that such Holder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all reasonable fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all reasonable fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

ACCRETIVE HEALTH, Inc.

By: /s/ Emad Rizk
Name: Emad Rizk
Title: Chief Executive Officer and President

TCP-ASC ACHI Series lllp

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Vice President

FORM OF EXERCISE NOTICE
(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)
To Accretive Health, Inc.:
The undersigned is the Holder of Warrant No. _______ (the "Warrant") issued by Accretive Health, Inc., a Delaware corporation (the "Company"), which accompanies this Exercise Notice. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.
1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.
2. The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.
3. The Holder intends that payment of the Warrant Price shall be made as (check one):
(a)"Cash Basis" under Section 4(a)(i)
(b)"Cashless Basis" under Section 4(a)(ii)
4. If the Holder has elected a "Cash Basis," the undersigned Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.
5. To the extent that the Holder intends the payment of the Warrant Price to be made on a "Cash Basis" (pursuant to Item 3 above), undersigned Holder confirms to the Company the following checked representations and agreements are true as of the date hereof:

__ It is acquiring Warrant Shares whose issuance upon exercise of the Warrant has been registered on an effective registration statement under the Securities Act.

OR

__ It (A) is an "accredited investor" within the meaning of Rule 501(a)(1) under the Securities Act OR (B) either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment; AND
__ It is acquiring the Warrant Shares for itself and does not intend to re-offer or re-sell the Warrant Shares in connection with a distribution; AND
__ It understands that each Warrant Share is characterized as "restricted security" under the U.S. federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under U.S. federal securities laws and applicable regulations the Warrant Shares may be resold without registration under the Securities Act only in certain limited circumstances; AND
__ It is understood that certificates evidencing the Warrant Shares will bear any legend as required by the Blue Sky laws of any state and a restrictive legend in substantially the form set forth in the Purchase Agreement (as defined in the Warrant).

6. Pursuant to this exercise, the Company shall deliver to the undersigned Holder _______________ Warrant Shares in accordance with the terms of the Warrant.
7. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated:______________ , ________	Name of Holder:

(Print) __________________________

By: _____________________________
Name: __________________________
Title: ____________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

ACKNOWLEDGED AND AGREED TO this ___ day of ___________, 20__ ACCRETIVE HEALTH, INC. By: Name: ______________________ Title:________________________

FORM OF ASSIGNMENT
[To be completed and signed only upon transfer of Warrant]
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Accretive Health, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Accretive Health, Inc. with full power of substitution in the premises.

In connection with any transfer of the Warrant, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and is making the transfer pursuant to one of the following:
[Check One]
(1) ___to the Company; or
(2) ___to an "accredited investor" (as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act")); or
(3) ___pursuant to the exemption from registration provided by Rule 144 under the Securities Act or pursuant to another exemption available under the Securities Act; or
(4) ___pursuant to an effective registration statement under the Securities Act.
and unless the box below is checked, the undersigned confirms that the Warrant is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate"):
☐ The transferee is an Affiliate of the Company.

Dated: _________________ ,_________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: